UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) JULY 1, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24431                                     84-1417774
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   (Commission File Number)                (IRS Employer Identification No.)

  1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL             33309
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On July 1, 2008, the Company, at the recommendation of the Compensation Committee of the Board, issued to Yaron Meerfeld, its acting chief executive officer and chief operating officer an option pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan to purchase 100,000 shares of common stock of the Company at an exercise price of $0.30 per share. These options vest in two equal portions on July 1, 2009 and July 1, 2010 and expire on July 1, 2013.

     On July 3, 2008, the Company issued to Tzlil Peker, its chief financial officer an option pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan to purchase 15,000 shares of common stock of the Company at an exercise price of $0.30 per share. These options vest in two equal portions on July 3, 2009 and July 3, 2010 and expire on July 3, 2013.

ITEM 8.01 OTHER EVENTS.

     On July 1, 2008 the Company, at the recommendation of the Compensation Committee of the Board, approved the issuance on an annual basis on each July 1 to each non-executive director of a base quantity of 35,000 options and additional options based on such person's membership in Committees of the Board; each committee member will receive an additional 5,000 options and a committee chairman will receive an additional 10,000 options. Such options shall have an exercise price equal to the closing sale price of the common stock of the Company on the date of grant, shall vest in full on the date of grant and shall expire on the fifth anniversary of the grant. Upon the initial appointment or election of a new independent director and upon a non-executive director assuming a new position on a Committee of the Board or as a chairman of a Committee of the Board, such director shall receive the appropriate option grants for assuming such position(s) on the date of such appointment or election, at an exercise price of the closing sale price of the common stock on such date, immediately vesting and expiring on the fifth anniversary of such date; provided, however, that the number of options granted shall be pro rated (based on a 12 calendar month period beginning on the date of the annual grants). To the extent that shares of common stock are available for grant thereunder, such options shall be granted under the Company's 2002 Employee, Director and Consultant Stock Option Plan.

     In connection with the foregoing, on July 1, 2008, the Company issued to each non-executive member of the board of directors an option pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan, to purchase the number of shares of common stock of the Company set forth next to their name below at an exercise price of $0.30 per share, the last reported sales price of the Company's common stock on the date of the grant, as reported by the Over the Counter Bulletin Board. These options are immediately exercisable and expire on July 1, 2013.

DIRECTOR                          NUMBER OF OPTIONS
--------                          -----------------

Philip M. Getter                       305,000
Elie Housman                            40,000
Randy F. Rock                           55,000
David W. Sass                           35,000
Pierre L. Schoenheimer                  40,000
Samuel N. Seidman                       40,000

     In addition to the base number of options granted for membership on the Board and committees, Philip Getter, the Chairman of the Board, received an additional 250,000 options.

     On July 3, 2008, upon their appointment to the Executive Committee of the Board, the Company, at the recommendation of the Compensation Committee of the Board, granted to each of David W. Sass and Randy F. Rock an option pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan to purchase 5,000 shares of common stock of the Company at an exercise price of $0.30 per share. These options are immediately exercisable and expire on July 3, 2013.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  INKSURE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ Yaron Meerfeld
                                                  ---------------------------
                                                  Yaron Meerfeld
                                                  Acting Chief Executive Officer

Date: July 3, 2008